UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) March 14, 2012

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

333-179092	AEP TEXAS CENTRAL COMPANY (a Texas corporation) 1 Riverside Plaza Columbus, Ohio 43215 (614) 716-1000 76-0830689	333-179092-01	AEP TEXAS CENTRAL TRANSITION FUNDING III LLC (a Delaware limited liability company) 539 North Carancahua St, Suite 1700 Corpus Christi, Texas 78401 (361) 881-5399 45-4223169

________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Sidley Austin LLP with respect to legality.
8.1	Opinion of Sidley Austin LLP with respect to federal tax matters.
23.1	Consent of Sidley Austin LLP (included in its opinions filed as Exhibits 5.1 and 8.1).
99.6	Opinion of Sidley Austin LLP with respect to constitutional matters.
99.7	Opinion of Bracewell & Giuliani LLP with respect to constitutional matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEP TEXAS CENTRAL COMPANY

By:	Charles E. Zebula
Title:	Treasurer

Date: March 14, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEP TEXAS CENTRAL TRANSITION FUNDING III LLC

By:	Charles E. Zebula
Title:	Treasurer

Date: March 14, 2012

INDEX TO EXHIBITS

Exhibit No.	Description
5.1	Opinion of Sidley Austin LLP with respect to legality.
8.1	Opinion of Sidley Austin LLP with respect to federal tax matters.
23.1	Consent of Sidley Austin LLP (included in its opinions filed as Exhibits 5.1 and 8.1).
99.6	Opinion of Sidley Austin LLP with respect to constitutional matters.
99.7	Opinion of Bracewell & Giuliani LLP with respect to constitutional matters.